SCHEDULE 14A (RULE 14A-101)
        INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant                      /X/

Filed by a party other than the registrant   / /

Check the appropriate box:

/X/  Preliminary proxy statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/ /  Definitive proxy statement

/ /  Definitive additional materials

/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                           THE PENN STREET FUND, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

                                 NOT APPLICABLE

                           THE PENN STREET FUND, INC.
                     OFFERING THE FOLLOWING FAMILY OF FUNDS

                         THE MCGLINN BALANCED PORTFOLIO
                    THE CUMBERLAND TAXABLE INCOME PORTFOLIO
                  THE WALNUT ASSET MANAGEMENT EQUITY PORTFOLIO
                     THE BALDWIN LARGE-CAP GROWTH PORTFOLIO
              THE PENN STREET ADVISORS SECTOR ROTATIONAL PORTFOLIO

                   30 Valley Stream Parkway, Malvern, PA 19482
                          Call Collect at 610-578-9944

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON APRIL 1, 2002

     To the Shareholders of the Penn Street Family of Funds:

     The Penn Street Fund, Inc. (the "Fund") is holding a special meeting of its shareholders (the "Special Meeting") on Monday, April 1, 2002 at 10:00 a.m., Eastern Time. The Special Meeting will be held at the offices of the Fund's Administrator, Citco-Quaker Fund Services, Inc., located at 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482.

     The Fund is a Maryland corporation operating as a registered management investment company. The Fund has authorized the division of its shares into various series (each a "Portfolio" and together the "Portfolios")and currently offers shares of the following Portfolios to the public: McGlinn Balanced Portfolio; Walnut Asset Management Equity Portfolio; Cumberland Taxable Income Portfolio; Baldwin Large-Cap Growth Portfolio; and Penn Street Advisors Sector Rotational Portfolio. The Fund has authorized a single share class, without any sales loads or commissions.

     The Special Meeting will be held to consider the following items of business:

     1. Approval of a new slate of Directors to serve on the Board of Directors of the Fund until such time as their successors shall be duly elected and qualified ;

     2. Approval of a new Master Investment Advisory Agreement for all Funds of the Fund with Citco-Quaker Fund Advisors, Inc.; and

     3. To transact such other business as may properly come before he shareholders of the Fund.

     You may vote at the Special Meeting if you are the record owner of shares of any Fund as of the close of business on February 28, 2002. If you attend the Special Meeting, you may vote your shares in person. If you expect to attend the Special Meeting, please call the Fund collect at 610-578-9944 to inform them.

     Your vote on these proposals is very important. IF YOU OWN SHARES IN MORE THAN ONE ACCOUNT OF THE FUND, YOU WILL RECEIVE MORE THAN ONE PROXY STATEMENT AND PROXY CARD AND WILL NEED TO VOTE THE SHARES YOU HOLD FOR EACH ACCOUNT. Whether or not you plan to attend the Special Meeting, please fill in, date, sign and return the proxy card in the enclosed, postage paid envelope. You may also return your completed proxy card by faxing it to the Fund at 610-935-3775.

     Following this letter is a Q&A summarizing the proposals to be voted on and information on how you vote your shares. Please read the entire Proxy Statement carefully before you vote. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

     As always, we thank you for your confidence and support.

                                   By Order of the Board of Directors,

                                   G. Michael Mara
                                   President
                                   March 21, 2002

                           THE PENN STREET FUND, INC.
                     OFFERING THE FOLLOWING FAMILY OF FUNDS

                         THE MCGLINN BALANCED PORTFOLIO
                     THE CUMBERLAND TAXABLE INCOME PORTFOLIO
                  THE WALNUT ASSET MANAGEMENT EQUITY PORTFOLIO
                     THE BALDWIN LARGE-CAP GROWTH PORTFOLIO
              THE PENN STREET ADVISORS SECTOR ROTATIONAL PORTFOLIO

                   30 Valley Stream Parkway, Malvern, PA 19482
                          Call Collect at 610-578-9944

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                              DATED MARCH 22, 2002

--------------------------------------------------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON APRIL 1, 2002

WHAT IS HAPPENING?

     The Board of Directors (the "Board") of The Penn Street Fund, Inc. (the "Fund") has voted to call a special meeting of all shareholders of each of the five separate series listed above (each a "Portfolio" and together the "Portfolios"), in order to seek shareholder approval of 2 proposals relating to the Fund. The Special Meeting will be held at the offices of the Fund's Administrator, Citco-Quaker Fund Services, Inc., located at 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, at 10:00 a.m., Eastern Time, on Monday, April 1, 2002. If you expect to attend the Special Meeting in person, please call the Fund collect at 610-578-9944 to inform them of your intentions.

WHAT ITEMS OF TRUST BUSINESS AM I BEING ASKED TO VOTE ON?

     The Board is seeking approval of two proposals:

     (1)  Approve a new slate of Directors; and

     (2)  Approve a new Master Investment Advisory Agreement for all Portfolios;

     The shareholders may also consider and approve such other matters as may properly come before the shareholders at the Special Meeting.

WHICH PROPOSALS APPLY TO ME?

     The table below summarizes each proposal to be presented at the Special Meeting and shows the Funds whose shareholders may vote for each proposal.

--------------------------------------------------------------------------------
             PROPOSAL                            WHICH SHAREHOLDERS MAY VOTE
--------------------------------------------------------------------------------
1.  Approving a new slate of Directors.      All shareholders of all Portfolios.
--------------------------------------------------------------------------------
2.   Approving a new Master Investment
     Advisory Agreement.                     All shareholders of all Portfolios.
--------------------------------------------------------------------------------

AM I ELIGIBLE TO VOTE?

     If you were the record owner of any shares of any Fund as of the close of business on February 28, 2002 (the "Record Date"), then you are eligible to vote on both proposals. The number of shares outstanding for each Portfolio as of the Record Date is listed in Appendix A to this proxy statement. Each share counts as one vote, and fractional shares count as fractional votes.

HOW DO I VOTE?

     VOTING BY PROXY

     The simplest and quickest way for you to vote is to complete, sign and date the enclosed proxy card and mail it back to the Fund in the envelope provided. The Board urges you to fill out and return your proxy card even if you plan to attend the Special Meeting. Returning your proxy card will not affect your right to attend the Special Meeting and vote.

     The Board has named Paul Giorgio, Joseph C. Cascarelli and Joseph Carlin as proxies, and their names appear on your proxy card(s). By signing your proxy card and returning it, you are appointing those persons to vote for you at the Special Meeting. If you properly fill in your proxy card and return it to the Fund in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on each proposal as recommended by the Board.

     If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his best judgment. At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the Special Meeting other than the four proposals discussed in this proxy statement.

     If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, or by notifying the Fund's secretary in writing, before the Special Meeting, that you have revoked your proxy, at the following address: Ms. Christine Walker, The Penn Street Fund, Inc., 30 Valley Stream Parkway, Malvern, PA 19482.

     VOTING IN PERSON

     If you attend the meting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that you vote "For" each of the proposals described in this proxy statement.

WHAT IS A QUORUM AND WHY IS IT IMPORTANT?

     A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for the Fund to hold a valid shareholder meeting. The Fund cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. The Fund's Articles of Incorporation an by-laws require that the presence, in person or by proxy, of a majority of the shares entitled to vote on a matter shall constitute a quorum, unless a larger number of shares is required pursuant to law. The table below sets forth the quorum required for each proposal to be voted at the Special Meeting:

--------------------------------------------------------------------------------
             PROPOSAL                       NUMBER OF SHARES REQUIRED FOR QUORUM
--------------------------------------------------------------------------------
1.   Approving a new slate of Directors.    A majority of all outstanding
                                            shares (as of February 28, 2002) of
                                            the Fund, with the shareholders of
                                            all Portfolios voting in the
                                            aggregate.
--------------------------------------------------------------------------------
2.   Approving a new Master Investment      A majority of all outstanding
     Advisory Agreement.                    shares (as of February 28, 2002) of
                                            each Portfolio, with each portfolio
                                            voting separately.
--------------------------------------------------------------------------------

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares on any of the Proposals unless it has received voting instructions from you. If your broker does not vote your shares on one or more Proposals because it has not received instructions from you, those shares will be considered broker non-votes.

     Broker non-votes and abstentions with respect to a proposal count as present for purposes of establishing a quorum, and count as votes cast against each Proposal.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

     The following table describes the votes needed to approve each Proposal:

-------------------------------------------------------------------------------------------------
            PROPOSAL                              NUMBER OF SHARES REQUIRED TO APPROVE;
-------------------------------------------------------------------------------------------------
1.   Approving a new slate of Directors.          The affirmative vote of a plurality of the
                                                  shares entitled to vote of all Portfolios,
                                                  taken together, is required to approve the
                                                  Proposal.  All Portfolios vote in the
                                                  aggregate.  This means that, assuming a quorum
                                                  of all shareholders of the Fund is obtained,
                                                  the seven nominees receiving the most votes
                                                  will be elected as Directors.
-------------------------------------------------------------------------------------------------
2.   Approving a new Master Investment Advisory   The affirmative vote of a majority of the
     Agreement for all Portfolios.                shares entitled to vote of each Portfolio is
                                                  required to approve the Proposal as to that
                                                  portfolio.  Each Portfolio votes
                                                  independently.  Accordingly, the shareholders
                                                  of one Portfolio could approve the Proposal and
                                                  the shareholders of another Portfolio could
                                                  reject the Proposal.
-------------------------------------------------------------------------------------------------

     The Investment Company Act of 1940, as amended (the "1940 Act") defines a "majority" of the outstanding voting securities of a Fund as the lesser of
     (a) the vote of holders of at least 67% of the voting securities of the Fund present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b) the vote of holders of more than 50% of the outstanding voting securities of the Fund.

     Broker non-votes will not count as votes cast and will have the effect of votes against each Proposal.

CAN THE MEETING BE ADJOURNED?

     The appointed proxies may propose to adjourn the Special Meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the Special Meeting, the affirmative vote of a majority of the shares present at the Special Meeting, in person or by proxy, is required to approve such proposal.

WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND THIS PROXY SOLICITATION?

     Citco-Quaker Fund Advisors, Inc., the proposed new investment advisor, is paying the costs of the shareholder meeting and proxy solicitation.

WHO DO I CALL IF I HAVE QUESTIONS?

     Please call the Fund collect at 610-578-9944 with any questions you may have relating to this proxy statement. Also, at your request, the Fund will send you a free copy of its most recent audited annual report, dated October 31, 2001. Simply call the Fund to request a copy of the report.

--------------------------------------------------------------------------------

PROPOSAL # 1.  APPROVAL  OF A NEW  SLATE OF  DIRECTORS  TO SERVE ON THE BOARD OF
               DIRECTORS OF THE PENN STREET FUND, INC.

     The 1940 Act requires that a fund's board of Directors be elected by the shareholders of that fund. Recent amendments to certain regulations under the 1940 Act also require that , not later than July 2, 2002, a majority of Directors of a fund board be "uninterested" (or "independent") Directors, as that term is defined in the 1940 Act. In order to comply with the upcoming board composition requirements, the present board of Directors met on March 8, 2002 to nominate a slate of Directors that would comply with current requirements. In all, the Board nominated seven persons to serve as Directors to the Fund, four of whom qualify as independent directors. The independent director nominees were all separately selected and nominated by the current independent directors.

     At the Special Meeting, you will be asked to approve the seven (7) nominees selected by the Board to serve as Directors of the Fund. Mr. Vincent Small is a current Director who is standing for re-election at this time. Mr. G. Michael Mara, Mr. Jeffry H. King, Sr., Mr. David D. Jones, , Mr. James R. Brinton, Mr. C. Garret Williams and Mr. Richard W. Stevens are standing for election by the Fund's shareholders for the first time. Mr. Mara currently serves as President of the Fund.

     Each Director so elected will serve the Fund until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the Fund's Articles of Incorporation and By-Laws. Since the Fund does not hold annual meetings unless required to do so under the 1940 Act, Directors will hold office for an indeterminate period.

     All the nominees listed below have consented to serve as Directors of the Fund, if elected. In case any nominee shall be unable or shall fail to act as a Director by virtue of an unexpected occurrence, your proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies, in their discretion. The table below describes the background and qualifications of each nominee, gives their date of birth, business experience, time served, if any, as a Director of the Fund, and status as an independent or non-independent Director.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF TRUST   OTHER
                                                                                          PORTFOLIOS        DIRECTORSHIPS
                          POSITION(S)     TERM OF OFFICE &                                OVERSEEN BY       HELD BY
NAME, ADDRESS & DATE OF   HELD WITH THE   LENGTH OF TIME      PRINCIPAL OCCUPATION(S)     DIRECTOR OR       DIRECTOR OR
BIRTH                     FUND            SERVED              DURING PAST 5 YEARS         NOMINEE           NOMINEE
-----------------------------------------------------------------------------------------------------------------------------------
MR. JEFFRY H. KING SR.    Nominee to      Each Director       President & CEO of Quaker        Five           Director, Quaker
                          serve as an     serves for an       Securities, Inc., 1288                          Securities, Inc.
1288 Valley Forge Road,   interested      indefinite period   Valley Forge Road, Suite                        Director, Quaker
Suite 75, Valley Forge,   Director        of time.  Mr.       75, Valley Forge, Pa                          Funds, Inc. Trustee,
PA  19482                                 King is standing    19482, an institutional                       The Quaker Investment
                                          for election for    broker/dealer firm, since                      Trust. None of the
(12-06-1942)                              the first time      1990.  Shareholder and                         above entities are
                                                              Chairman of the Board of                      related to the Fund.
                                                              Directors of Quaker
                                                              Funds, Inc., Valley                                Director of
                                                              Forge, PA, an investment                        Citco-Quaker Fund
                                                              advisory firm, since                             Services, Inc.,
                                                              1996.                                           Citco-Quaker Fund
                                                                                                             Advisors, Inc. and
                                                                                                              Citco-Quaker Fund
                                                                                                             Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
MR. DAVID D. JONES,       Nominee to      Each Director       President & CEO of               Five              Director of
ESQ.                      serve as an     serves for an       Citco-Quaker Fund                               Citco-Quaker Fund
                          interested      indefinite period   Services, Inc., since                            Services, Inc.,
1288 Valley Forge Road,   Director        of time.  Mr.       March, 2001.  President                         Citco-Quaker Fund
Suite 88, Valley Forge,                   Jones is standing   and controlling                                Advisors, Inc. and
PA  19482                                 for election of     shareholder of  David                           Citco-Quaker Fund
                                          the first time.     Jones & Assoc., P.C., a                        Distributors, Inc.
(09-18-1957)                                                  law firm, from 01/98 to
                                                              03/2001.  Executive Vice
                                                              President of Pauze
                                                              Swanson Capital
                                                              Management Co. an
                                                              investment advisory firm,
                                                              from 06/96 to 01/98.  Mr.
                                                              Jones holds a B.A in
                                                              economics from the
                                                              University of Texas at
                                                              Austin and a juris
                                                              doctorate degree, with
                                                              honors, from Saint Mary's
                                                              University School of Law
                                                              in San Antonio, TX.  Mr.
                                                              Jones is a licensed
                                                              attorney in the State of
                                                              Texas.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF TRUST   OTHER
                                                                                          PORTFOLIOS        DIRECTORSHIPS
                          POSITION(S)     TERM OF OFFICE &                                OVERSEEN BY       HELD BY
NAME, ADDRESS & DATE OF   HELD WITH THE   LENGTH OF TIME      PRINCIPAL OCCUPATION(S)     DIRECTOR OR       DIRECTOR OR
BIRTH                     FUND            SERVED              DURING PAST 5 YEARS         NOMINEE           NOMINEE
-----------------------------------------------------------------------------------------------------------------------------------
MR. G. MICHAEL MARA       Currently         Each Director         Managing Director and               Five           Independent
                          President of      serves for an         President, Millennium                              Director of
30 Valley Stream          the Fund.         indefinite period     Capital Advisors, Inc., 30                         The Quaker
Parkway, Malvern, PA      Nominee to        of time.  Mr. Mara    Valley Stream Parkway,                             Investment
19355                     serve as an       is standing for       Malvern, PA  19355, an                               Trust.
                          interested        election for the      asset management firm,
(05-05-1955)              Director          first time.           since 2000.  Previously
                                                                  principal, Vanguard
                                                                  Fiduciary Trust Company,
                                                                  The Vanguard Group, Valley
                                                                  Forge, PA, from 1997 to
                                                                  1999.  District Manager and
                                                                  Senior Vice President,
                                                                  Merrill Lynch Trust
                                                                  Company, 1995 to 1997.
                                                                  Served in various
                                                                  increasingly responsible
                                                                  roles within Merrill Lynch
                                                                  from 1986 to 1997.  U.S.
                                                                  Army Intelligence and
                                                                  Security Command in
                                                                  Augsburg, Germany from
                                                                  1976-1980.  MBA in
                                                                  management from The
                                                                  American University,
                                                                  Washington, DC; BA in
                                                                  Business Communications
                                                                  from Emerson College,
                                                                  Boston, MA
-----------------------------------------------------------------------------------------------------------------------------------

MR. JAMES R. BRINTON      Nominee to        Each Director         Principal and Senior                Five           Independent
                          serve as an       serves for an         Insurance Broker for Robert                        Director of
123 West Lancaster        independent       indefinite period     J. McAllister Agency, Inc.,                        The Quaker
Avenue, Wayne PA  19087   Director          of time.  Mr.         123 West Lancaster Avenue,                         Investment
                                            Brinton is standing   Wayne PA  19087, a                                   Trust.
(07-03-1954)                                for election for      commercial insurance
                                            the first time.       brokerage firm, since
                                                                  1979. BA in business from
                                                                  Marietta College; licensed
                                                                  as a property and casualty
                                                                  broker and life, accident
                                                                  and health agent.
-----------------------------------------------------------------------------------------------------------------------------------

MR. VINCENT P. SMALL      Current           Each Director         Retired general practice            Five              None
                          Independent       serves for an         partner for
30 Valley Stream          Director          indefinite period     PriceWaterhouseCoopers with
Parkway, Malvern, PA                        of time.  Mr. Small   34 years of diversified
19482                                       has served as a       accounting and audit
                                            Director since the    experience.  Extensive
(__-__-____)                                Fund's inception in   client experience and
                                            2000.                 involvement in a number of
                                                                  areas, including coordination
                                                                  with internal audit
                                                                  departments, merger and
                                                                  acquisition reviews, and
                                                                  corporate restructurings.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF TRUST   OTHER
                                                                                          PORTFOLIOS        DIRECTORSHIPS
                          POSITION(S)     TERM OF OFFICE &                                OVERSEEN BY       HELD BY
NAME, ADDRESS & DATE OF   HELD WITH THE   LENGTH OF TIME      PRINCIPAL OCCUPATION(S)     DIRECTOR OR       DIRECTOR OR
BIRTH                     FUND            SERVED              DURING PAST 5 YEARS         NOMINEE           NOMINEE
-----------------------------------------------------------------------------------------------------------------------------------
MR. RICHARD W. STEVENS    Nominee to        Each Director         Principal with Hirtle               Five              None
                          serve as an       serves for an         Callaghan & Co., an
Five Tower Bridge,        independent       indefinite period     investment advisory firm,
Suite 500                 Director          of time.  Mr.         since ______.  Principal
300 Barr Harbor Drive                       Stevens is standing   with the Vanguard Group,
West Conshohocken, PA                       for election for      High Net Worth Services
19428                                       the first time.       Group, from _____ to
                                                                  _______.  Partner with
(__-__-____)                                                      Price Waterhouse and  had
                                                                  his own law practice.  B.A.
                                                                  in economics from Lafayette
                                                                  College, Juris Doctorate
                                                                  from Rutgers University
                                                                  School of Law, and L.L.M.
                                                                  (Masters in Taxation) from
                                                                  Villanova School of Law.
-----------------------------------------------------------------------------------------------------------------------------------

MR. C. GARRETT WILLIAMS   Nominee to        Each Director         Chief Operating Officer, DG         Five              None
                          serve as an       serves for an         Capital Management, Inc.,
1288 Valley Forge Road,   independent       indefinite period     Boston, MA, an investment
Suite 88                  Director          of time.  Mr.         advisory firm, since 2001.
Valley Forge ,PA  19482                     Williams is           Senior Vice President-
                                            standing for          Client Services, Fidelity
(__-__-____)                                election for the      management Trust Company,
                                            first time.           Boston, MA, from 1997 to
                                                                  2001.  Over 25 years
                                                                  investment industry
                                                                  experience.  BA degree in
                                                                  economics from Gettysburg
                                                                  College, Gettysburg, PA.
-----------------------------------------------------------------------------------------------------------------------------------

     The Board met four times during the Fund's most recently completed fiscal year. Each then current Director attended 75% or more of the respective meetings of the Board and the committees of which he/she was a member that were held during that period.

     The Fund pays Directors who are not interested persons of the Fund fees for each Board meeting and committee meeting attended, plus expense reimbursement. As reflected above, certain of the Directors are officers and/or shareholders in various entities that provide services to the Fund and are therefore considered to be "interested persons" as defined in the 1940 Act. Directors who are "interested persons" as defined under the 1940 Act receive no compensation from the Fund for their services as Directors.

     The table below shows, for each Director entitled to receive compensation from the Fund, the aggregate compensation paid or accrued by the Fund for its fiscal year ending October 31, 2001 and the total compensation that the Fund paid to each Director from October 31, 2001 to February 28, 2002.

--------------------------------------------------------------------------------
NAME OF DIRECTOR                    COMPENSATION PAID BY THE FUND
--------------------------------------------------------------------------------
                           Fiscal Year Ending      Period Oct. 31, 2001
                            October 31, 2001         to Feb.28, 2002
--------------------------------------------------------------------------------
Vincent P. Small                 $------                 $------
--------------------------------------------------------------------------------
Lee Fishman
--------------------------------------------------------------------------------
Michael Guillfoile
--------------------------------------------------------------------------------

TRUST OFFICERS. Information about the executive officers of the Fund, with their respective dates of birth and terms as Trust officers, is set forth below.

G. Michael Mara (05/05/1955)- President of the Fund since its inception in 2000. _____________ (__-__-____)- Treasurer of the Fund since its inception in 2000. Christine Walker (__-__-____)- Secretary of the Fund since December, 2001.

The officers of the Fund are elected by the Board of the Fund at an annual or other meeting of the Board to serve until their successors are elected and qualified.

SHAREHOLDINGS

As of February 28, 2002, 2001, no Director or nominee owned in excess of 5% of the total outstanding shares of any Fund except as shown below.

--------------------------------------------------------------------------------
DIRECTOR            FUND           # OF SHARES OWNED      % OF TOTAL FUND SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

As of February 28, 2002, the Directors/proposed Directors, as a group, owned beneficially more than five percent of the following Funds:

--------------------------------------------------------------------------------
NAME OF FUND                              PERCENTAGE OWNERSHIP BY DIRECTORS/
                                          PROPOSED DIRECTORS IN THE AGGREGATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 1?

--------------------------------------------------------------------------------
          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                  RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 1.
--------------------------------------------------------------------------------


PROPOSAL # 2.  APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT WITH CITCO-QUAKER
               FUND ADVISORS, INC.

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL?

     All shareholders of record as of February 28, 2002 of all Portfolios may vote for this proposal.

WHAT IS HAPPENING?

     Citco-Quaker Fund Advisors, Inc. ("CQFA"), 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, is an investment advisory firm registered as such with the Securities and Exchange Commission. CQFA was formed for the specific purpose of serving as the Investment Adviser to each current Portfolio of the Fund. Each current investment adviser to the Portfolios has agreed to continue providing day-to-day portfolio management for their respective portfolios in a sub-adviser capacity. CQFA is a wholly-owned subsidiary of Citco-Quaker Fund Services, Inc. ("CQFS"). CQFS currently serves as transfer agent, fund accountant and administrator to the Fund.

     On March 7, 2002, the current Board of Directors of the Fund met to consider a proposal by Fund management to approve an assigment of the investment advisory agreement between the Fund and Millennium Capital Advisors, Inc., which would, in effect, result in a change of control of the Fund's current managerial structure. The Board received materials from CQFA in respect of the proposed transaction.

     The Board analyzed the proposed transaction with respect to the Fund, each Portfolio, and the benefit to the shareholders of approving the change. The Board examined the compensation to be paid to CQFA, the change to the overall management structure of the Fund as a result of CQFA's engagement, the financial viability of CQFA to discharge its responsibilities, CQFA's management team, any ancillary of fall-out benefits that would be derived from the transaction, and the costs of the transaction in relation to the potential benefits of the transaction. Each area of analysis was given great weight by the Board, but no one area of analysis was deemed o be controlling in the Board's decision making process. At all times during the Board's deliberations the Directors had assistance of counsel.

     After full and complete deliberation, the Board approved the engagement of CQFA as Investment Adviser to each Portfolio of the Fund and unanimously recommended that such engagement be approved by the shareholders of each Portfolio.

     CQFA is a Delaware corporation doing business and registered with the Securities and Exchange Commission ("SEC") as an investment adviser. Mr. David D. Jones is President of CQFA and is responsible for the day-to-day activities of CQFA. Mr. Jones has been an investment professional for more than 20 years. Mr. Jones has also been nominated to serve as a Director of The Penn Street Fund, Inc., and his qualifications are set forth in the discussion relating to Proposal # 1. Jeffry H. King, Sr., a shareholder and director of CQFA, has also been nominated to serve as a Director for the Fund. Neither Mr. King nor Mr. Jones receive compensation for their services to the Fund as Directors, but each may receive compensation from CQFA as a result of their service as officers and/or directors of CQFA. Mr. King's resume and qualifications are also discussed in the information contained in Proposal # 1.

     The proposed investment advisory agreement between the Fund and CQFA has an initial term of two years and is thereafter subject to annual renewal. A copy of the proposed agreement setting for the terms of the change of control, and the proposed investment advisory agreement between the fund and CQFA, are attached to this proxy as Exhibits A and B, respectivley. A discussion of the fees to paid to CQFA follows below.

WHAT ARE CQFA'S RESPONSIBILITIES?

     If you approve this proposal, CQFA will become the Investment Adviser (or "Fund Manager") to each Portfolio of the Fund. CQFA will be responsible for the overall investment operations of all the CQFA; it will be required to provide, or arrange to provide, day-to-day investment advisory services to each CQFA, and it will be primarily responsible to the Board for the conduct of each Portfolio's investment activities.

     CQFA will prepare quarterly reports to the Board concerning the investment activities of each CQFA (or more frequently if the Board requires). CQFA will be responsible for ensuring that the Portfolios are managed in accordance with their investment objectives and restrictions, all as set forth in the Fund's most current prospectus and statement of additional information, and CQFA will be responsible for reporting any deviations to the Board and will be responsible for taking such corrective actions as the Board may direct.

     CQFA will be authorized to engage persons, subject to Board and shareholder approval, to serve one or more CQFA as sub-advisers. These sub-advisers will provide day-to-day investment advice and choose the securities in which to invest to one or more CQFA. The sub-advisers will be paid fees by CQFA out of the fee paid to CQFA by the Fund, will report directly to CQFA, and CQFA will be responsible to report to the Board for any errors or omissions made by a sub-adviser.

WHY IS MY VOTE REQUIRED?

     Whenever there is a material change to an investment management agreement, or a new investment adviser is chosen to serve a Fund, federal law requires that the shareholders of the Fund approve the selection. Because the Board has chosen CQFA to serve as the new investment adviser to each Portfolio, the shareholders of each Portfolio must separately approve the Board's selection.

IF CQFA BECOMES THE INVESTMENT ADVISER, WILL MY FEES INCREASE?

     If CQFA becomes the new Investment Adviser to the Fund, the overall management fees charged to each Fund will increase. The table set forth below shows the investment advisory fees paid by each Portfolio for its fiscal year ended on October 31, 2001. The difference in aggregate fees under the new agreements are also described in the table.

-------------------------------------------------------------------------------------------------
                                                 Total  IA Fees paid by   Pro Forma Fees paid
                                                 each portfolio for       to CQFA for fiscal year
                                                 fiscal year ending       ending October 31, 2001
Name of Fund                                     October 31, 2001         under new agreement
-------------------------------------------------------------------------------------------------
McGlinn Balanced Portfolio                           $------------           $------------
-------------------------------------------------------------------------------------------------
Walnut Asset Management Equity Portfolio             $------------           $------------
-------------------------------------------------------------------------------------------------
Cumberland Taxable Income Portfolio                  $------------           $------------
-------------------------------------------------------------------------------------------------
Baldwin Large-Cap Growth Portfolio                   $------------           $------------
-------------------------------------------------------------------------------------------------
Penn Street Advisors Sector Rotational Portfolio     $------------           $------------
-------------------------------------------------------------------------------------------------

HOW WILL THE APPROVAL OF CQFA AFFECT THE INVESTMENT MANAGEMENT OF MY PORTFOLIO?

     Your Fund shares will not change. You will own the same shares in the same Portfolio. CQFA and each sub-adviser have pledged to the Board that it will provide, or continue to provide, the same high quality investment management services to your Fund that your Fund has enjoyed in the past.

     Since CQFA, and not the sub-advisers, will be primarily responsible for the reporting and monitoring functions previously shouldered entirely by the sub-advisers, the sub-advisers will now have more time to devote to investment management. The Board is confident that the new arrangement will allow the Funds to have a greater opportunity to prosper than under the current arrangement.

WHAT HAPPENS IF CQFA IS NOT APPROVED AS THE NEW INVESTMENT ADVISER?

     The Board has determined that, in order to achieve the benefits of a Master Investment Advisory arrangement, the arrangement must apply to ALL Portfolios of the Fund. However, federal law dictates that the shareholders of each Portfolio separately approve the Agreement. As a result, the shareholders of one or more Portfolios could reject the Proposal. If that happened, the hoped-for benefits of the arrangement would be destroyed. Accordingly, the Board has decided that for Proposal # 2 to take effect, a majority of the shareholders of all Portfolios must approve the appointment. If Proposal # 2 is rejected by one or more Portfolios, the Proposal will fail in its entirety. If Proposal # 2 is rejected, the Board will consider alternate investment management options.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 2?

--------------------------------------------------------------------------------
          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                  RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 2.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                OTHER INFORMATION

UNDERWRITER

     Citco-Quaker Fund Distributors, Inc. ("CQFD") 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, is a broker/dealer registered as such with the Securities and Exchange Commission, and is a member in good standing of the National Association of Securities Dealers. CQFD has been chosen to provide underwriting services to each Portfolio of the Fund beginning on April 1, 2002. CQFD is a wholly-owned subsidiary of CQFS.

     CQFD will be paid a flat fee of $12,000, annually, by the Fund for its distribution services to all Portfolios of the Fund.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING

     Citco-Quaker Fund Services, Inc., 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, provides administrative, transfer agent, and accounting services to each Fund pursuant to a written agreement with the Fund.

ALLOCATION OF PORTFOLIO TRANSACTIONS

     Each Adviser and Sub-Adviser, in effecting purchases and sales of portfolio securities for the account of the Fund, is responsible for insuring that such purchases and sales are effected in accordance with the Fund's policy of seeking best execution of orders, which includes best net prices, except to the extent that the Sub-Advisers may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Portfolio s. Any research benefits derived are available for all clients, including clients of affiliated companies. Since statistical and other research information is only supplementary to research efforts of the Adviser and the Sub-Advisers, and such information still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce the Sub-Advisers' expenses. In selecting among firms believed to meet the criteria for handling a particular transaction, the Sub-Advisers may give consideration to those firms that have sold or are selling shares of the

     Fund, as well as to those firms that provide market, statistical and other research information to the Fund, a particular Portfolio, the Adviser and to the Sub-Advisers. The Adviser and the Sub-Advisers are not authorized to pay higher commissions, or in the case of principal trades, higher prices, to firms that provide such services, except as provided below.

     The Adviser and the Sub-Advisers may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services. Subject to Section 28(e) of the Securities Exchange Act of 1934 and procedures adopted by the Board, the Portfolio s could pay to a firm that provides research services to the Adviser and/or the Sub-Advisers a commission for effecting a securities transaction for a Fund in excess of the amount other firms would have charged for the transaction. The Portfolio could do this if the Adviser and/or the Sub-Advisers determine(s) in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm viewed in terms either of a particular transaction or the Adviser's and/or the Sub-Advisers' overall responsibilities to the Portfolios or other clients. Not all such research services may be useful or of value in advising a particular series. Research benefits will be available for all clients of the Adviser and/or Sub-Advisers and its/their subsidiaries. In addition, the investment management fee paid by the Fund to the Adviser is not reduced because it receives these research services.

PROPOSALS OF SHAREHOLDERS

     As a Maryland corporation, the Fund is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Fund does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Fund no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

FINANCIAL STATEMENTS

     The financial statements for each Portfolio and the Fund are incorporated herein by reference to the Fund's audited annual financial report, dated October 31, 2001, and the Fund's unaudited semi-annual financial report, dated April 30, 2001.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

                            TOTAL OUTSTANDING SHARES
                                OF EACH PORTFOLIO
                             AS OF FEBRUARY 28, 2002

--------------------------------------------------------------------------------
NAME OF QUAKER FUND                                                TOTAL
--------------------------------------------------------------------------------
McGlinn Balanced Portfolio                                         73,950
--------------------------------------------------------------------------------
Walnut Asset Management Equity Portfolio                           69,551
--------------------------------------------------------------------------------
Cumberland Taxable Income Portfolio                               237,238
--------------------------------------------------------------------------------
Baldwin Large-Cap Growth Portfolio                                118,291
--------------------------------------------------------------------------------
Penn Street Advisors Sector Rotational Portfolio                  297,589
--------------------------------------------------------------------------------

                              HOLDERS OF MORE THAN
                          5% OF EACH PORTFOLIO'S SHARES
                             AS OF FEBRUARY 28, 2002

--------------------------------------------------------------------------------
                                                                     % OWNERSHIP
                            NAME OF FUND IN    NUMBER OF             OF TOTAL
NAME OF SHAREHOLDER         WHICH SHARES HELD  SHARES OWNED          FUND SHARES
--------------------------------------------------------------------------------

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

                                    EXHIBIT A
                     FORM OF AGREEMENT & PLAN OF SUCCESSION

                        AGREEMENT AND PLAN OF SUCCESSION


     THIS AGREEMENT AND PLAN OF SUCCESSION, dated as of February 28, 2002 (the "Agreement"), is made by and between CITCO-QUAKER FUND ADVISORS, INC. ("CQFA"), a corporation operating under the laws of the State of Delaware with its principal business office located at 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, and PENN STREET FUNDS, INC., a Maryland corporation ("Fund").

     WHEREAS, the Board of Directors of the Fund has determined that the engagement of CQFA to provide investment advisory services to the Fund on the terms described herein is in the best interests of the Fund and its shareholders; and

     WHEREAS, CQFA is prepared to provide such services on the terms and conditions described herein; and

     WHEREAS, CQFA and Millennium Capital Advisors of Pennsylvania, Inc. ("Millennium") have entered into an Asset Purchase Agreement, dated of even date herewith (the form of which is attached hereto as Exhibit 1); and

     WHEREAS, the Board of Directors of the Fund has also determined that it would be in the best interests of the Fund and its shareholders to enter into new administrative, transfer agency, custodial, and distribution agreements, all on the terms described in the Asset Purchase Agreement and herein.

     NOW, THEREFORE, in consideration of the representations, warranties, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.   EXECUTION OF MANAGEMENT AND OTHER AGREEMENTS

     Subject to the terms and conditions set forth herein, the Fund hereby agrees to enter into:

     (i) an Investment Advisory Agreement with CQFA (the form of which is attached hereto as Exhibit 2;

     (ii) a Plan of Distribution (the form of which is attached hereto as Exhibit 3);

     (iii)an Underwriting Agreement (the form of which is attached hereto as Exhibit 4); and

     (iv) the Asset Purchase Agreement (the form of which is attached hereto as Exhibit 1, collectively, "New Contracts").

2.   CLOSING AND CLOSING DATE

     2.1 The closing date ("Closing Date") shall be the date specified by CQFA that is within three business days of the date upon which the last of the Requisite Approvals (as hereinafter defined) is obtained or such later date as the parties may agree, but in any event shall be the same date and time as the closing date under the Asset Purchase Agreement. The closing ("Closing") on the transactions contemplated by this Plan of Succession ("Transactions") shall be held at the office of CQFA, 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, or at such other place as the parties shall mutually agree.

     2.2 At the Closing, the parties to this Plan of Succession shall execute and deliver, or shall cause to be executed and delivered by the appropriate persons, the New Contracts and such other documents as are necessary and appropriate to carry out the intent and purposes of this Plan of Succession.

3.   REPRESENTATIONS AND WARRANTIES OF THE FUND

     The Fund represents and warrants to CQFA as follows:

     (a)  Registration and Regulation of the Fund.
          ----------------------------------------
          The Fund is duly registered with the Securities and Exchange Commission ("Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). All shares of the Fund that have been offered for sale were legally and validly issued, were fully paid and non-assessable and were duly registered under the Securities Act of 1933, as amended ("1933 Act"), and were duly registered, qualified, or exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares were offered for sale as specified in Schedule 3 hereof, and no action has been taken by the Fund or any state or federal regulatory authority to revoke, withdraw, or rescind any such registration or qualification. The Fund is in compliance in all material respects with all applicable federal laws, rules, and regulations, including, without limitation, the 1940 Act, the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the Internal Revenue Code of 1986, as amended (the "Code"), and all applicable state securities laws and rules, except for any non-compliance therewith as is disclosed in Schedule 3.

     (b)  Compliance.
          -----------
          The Fund is in compliance in all material respects with the investment policies and restrictions set forth in the Fund's registration statement currently in effect and the value of the Fund's net assets has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in the Fund's registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Fund, threatened against the Fund that would question the right, power, or capacity of (i) CQFA to act as manager or investment adviser to the Fund or (ii) the Fund to enter into this Plan of Succession or to consummate the Transactions.

     (c)  Fund Organization.
          -----------------
          The Fund is a corporation that is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland. The Fund has the requisite corporate power and authority to own all of its properties and assets and to carry on its business as it is now being conducted.

     (d)  Articles and By-Laws.
          --------------------
          True and complete copies of the Fund's Articles of Incorporation and By-Laws and all amendments thereto to date are attached hereto as part of Schedule 3. Schedule 3 also includes a true and complete list of all of the officers and directors of the Fund.

     (e)  Tax Qualification.
          -----------------
          The Fund is qualified, and has been qualified for all taxable years during which it has conducted business, as a "regulated investment company" under Subchapter M of the Code.

     (f)  Taxes.
          -----
          The Fund has (i) timely filed in accordance with applicable laws all tax returns required to be filed on or before the Closing Date, (ii) paid all taxes shown to have become due pursuant to such tax returns, and (iii) paid all taxes for which a notice of or assessment or demand for payment has been received or which are otherwise due or payable, other than taxes that are being contested in good faith, which contests are set forth in Schedule 3. Except as set forth in Schedule 3, in respect of the Fund (A) there is no action, suit, proceeding, investigation, audit, claim, or assessment pending or proposed with respect to taxes or with respect to any tax return, (B) all amounts required to be collected or withheld by the Fund with respect to taxes have been duly collected or withheld and any such amounts that are required to be remitted to any taxing authority have been duly remitted, (C) no extension of time within which to file any tax return has been requested which tax return has not since been filed, (D) there are no security interests for taxes upon any assets of the Fund, and (E) there are no waivers or extensions of any applicable statute of limitations for the assessment or collection of taxes with respect to any tax return that remain in effect. All tax returns and any other tax reports or documents, including, without limitation, reports on Form 1099, required by the Code or other applicable statutes, rules, or regulations were prepared and filed or distributed in accordance with the requirements of the applicable statutes, rules, or regulations.

     (g)  Financial Statements.
          --------------------
          The Fund has furnished CQFA, or will so furnish prior to Closing, with copies of the audited financial statements of the Fund for its most recent fiscal year, accompanied by the report of independent public accountants for the Fund ("Financial Statements"). Such Financial Statements of the Fund have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly reflect the financial position of the Fund as of the dates thereof and the results of its operations and changes in its financial position for the periods included therein. Except as reflected on Schedule 3, as of the date hereof and as of the Closing Date, the Fund does not have any material debts, liabilities, or obligations of any nature (whether accrued, absolute, contingent, direct, indirect, perfected, inchoate, unliquidated, or otherwise), except (i) to the extent clearly and accurately reflected and accrued for or fully reserved against in the Financial Statements, (ii) for liabilities specifically delineated as to nature and amount on the Schedules to this Plan of Succession, or (iii) for liabilities and obligations which have arisen after August 15, 2000 in the ordinary course of business substantially consistent with past custom and practice (none of which is a liability resulting from employment practices, breach of contract, securities
          enforcement,   breach  of  warranty,   tort,  infringement  claim,  or
          lawsuit).

     (h)  Contracts.
          ---------
          Except for the contracts and agreements disclosed on Schedule 3, full and complete copies of which have been delivered to CQFA, the Fund is not a party to or subject to any contract with Millennium or any affiliate thereof or any other material contract, debt instrument, plan, lease, franchise, license, or permit (other than permits issued under the state securities law) of any kind or nature whatsoever. Except as disclosed in Schedule 3, no material default exists under any of the contracts and agreements listed on Schedule 3. All investment advisory-related services were rendered to the Fund pursuant to an agreement that was approved by the Fund's board of directors and shareholders in accordance with all applicable laws and regulations.

     (i)  Books.
          -----
          The books and records of the Fund reflecting, among other things, the purchase and sale of shares of the Fund by shareholders, the number of issued and outstanding shares owned by each shareholder, and the state or other jurisdiction in which such shares were offered and sold, are, complete and accurate in all material respects. The authorized capital stock of the Fund as of the date of this Plan of Succession and the issued and outstanding number of shares of the Fund as of January 31, 2002, are disclosed on Schedule 2 hereof.

     (j)  Minute Book.
          -----------
          The minute book of the Fund contains true and correct copies of (i) the minutes of each meeting of and (ii) all written consents of the board of directors and stockholders of the Fund.

     (k) Prospectus; Statement of Additional Information; Reports; and Shareholder Communications.
          ----------------------------------------------------------------------
          The most recent prospectus and statement of additional information ("SAI") for the Fund, copies of which have previously been furnished to CQFA, as of the date of each prospectus and SAI, do not contain, and as supplemented by any supplement thereto, as of the date of such supplement, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other reports filed with regulatory authorities and shareholder communications, including, without limitation, the Fund's most recent annual and semi-annual reports, as of the date of such communication, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (l)  Ability to Conduct the Business.
          -------------------------------
          The Fund is not subject to or bound by any judgment, order, writ, injunction, or decree of any court, or of any governmental body, including the Securities and Exchange Commission ("Commission"), or of any arbitrator, that, now or after the Closing Date would prevent, impair, or hinder the conduct of the business material to the Fund in accordance with its current practices.

     (m)  Litigation or Proceedings.
          -------------------------
          No litigation, investigation, inquiry or governmental proceeding is pending, or to the knowledge of the Fund, threatened against or affecting the Fund or the properties, assets or business of the Fund before any court, arbitrator or federal, state, local, or foreign governmental or regulatory agency or authority or self-regulatory authority that would be material to the Fund or delay, hinder, or prohibit the execution and delivery of this Plan of Succession, the solicitation of proxies from shareholders of the Fund in the manner contemplated herein, the execution or delivery of the New Contracts by the Fund or the consummation of the Transactions.

     (n)  Authority.
          ---------
          The Fund has full corporate power and authority to enter into this Plan of Succession and to perform its obligations hereunder. The Fund has taken all corporate or other action necessary to be taken by it to authorize the execution, delivery and performance of this Plan of Succession. This Plan of Succession has been duly executed and delivered by the Fund and is a valid and legally binding obligation of the Fund, enforceable against it in accordance with its terms, except as may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity.

     (o)  No Violations.
          -------------
          The Fund is not subject to or obligated under its articles of incorporation or by-laws, or any material agreement, order, writ, injunction, or decree or any law, rule, or regulation of any governmental authority that would be violated by its execution, delivery, or performance of this Plan of Succession or the consummation of the Transactions, other than breaches or violations that do not and will not affect the validity or enforceability of this Plan of Succession.

     (p)  Governmental/Regulatory Authorities: Shareholder Approval.
          ---------------------------------------------------------
          Other than as shown on Schedule 3, the Fund is not required to submit any notice, report or other filing with, or obtain any authorization, consent, or approval from, any governmental authority or self-regulatory organization or the shareholders of the Fund in connection with the execution, delivery, and performance by it of this Plan of Succession or the consummation of the Transactions ("Requisite Approvals").

4.   REPRESENTATIONS AND WARRANTIES OF CQFA

     CQFA represents and warrants to the Fund as follows:

     (a)  Incorporation and Qualification.
          -------------------------------
          CQFA is duly organized, validly existing, and in good standing under the laws of the State of New Mexico, with the requisite corporate power and authority to conduct an investment management business and to own, lease, and operate properties and assets used in connection therewith. CQFA is duly qualified or licensed to do business as a foreign corporation, and is in good standing in every jurisdiction necessary to provide the advisory services to the Fund as contemplated by the Investment Advisory Agreement.

     (b)  Authority.
          ---------
          CQFA has full corporate power and authority to enter into this Plan of Succession and the Investment Advisory Agreement, and to carry out the transactions contemplated herein and therein. CQFA has taken all corporate or other action necessary to be taken by it to authorize the execution, delivery, and performance of this Plan of Succession and the Investment Advisory Agreement and no further corporate, stockholder, or other action or proceeding on the part of CQFA is necessary to authorize this Plan of Succession and the consummation of the Transactions. This Plan of Succession, when duly executed and delivered by CQFA, will constitute a valid and binding agreement of CQFA, enforceable against it in accordance with its terms, except as may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally, and subject to general principles of equity.

     (c)  No Violations.
          -------------
          CQFA  is  not  subject  to  or   obligated   under  its   articles  of
          incorporation or by-laws, or any material agreement, order, writ, injunction, or decree or any law, rule, or regulation of any governmental authority that would be breached or violated by its execution, delivery, or performance of this Plan of Succession or the Management Agreement or the consummation of the Transactions.

     (d)  Governmental Regulatory Authorities.
          -----------------------------------
          Except as described in Schedule 4 hereof, CQFA is not required to submit any notice, report, or other filing with, or obtain any authorization, consent, or approval from, any governmental authority or self-regulatory organization in connection with the execution, delivery, and performance of this Plan of Succession or the Investment Advisory Agreement or the consummation of the Transactions.

     (e)  Litigation or Proceedings.
          -------------------------
          No litigation, investigation, inquiry, or governmental proceeding is pending or threatened against CQFA before any court, arbitrator, or federal, state, local, or foreign governmental or regulatory agency or authority or self-regulatory authority that seeks to delay, hinder, or prohibit execution of this Plan of Succession, or the execution, delivery, or performance of the Investment Advisory Agreement or the consummation of the Transactions.

     (f)  Registration or Permits.
          -----------------------
          CQFA either has or will have prior to Closing full power and authority and all necessary registrations, permits, and licenses under all applicable state and federal statutes and regulations necessary to provide the services contemplated by the Investment Advisory Agreement.

5.   COVENANTS OF THE FUND AND CQFA

     5.1  Shareholder Meeting.
          -------------------
          The Fund will call a meeting of the Fund's shareholders to be held not later than March 31, 2002, if there are any shareholders of record in the Fund as of February 28, 2002, to take all action necessary to obtain the Requisite Approvals for the Transactions (including the election of the new Board of Directors), and to ratify the selection of the Fund's new independent accountants and any appropriate or necessary amendments to the Articles of Incorporation or Bylaws of the Fund.

     5.2  Termination of Existing Advisory, Distribution, and Other Agreements.
          --------------------------------------------------------------------
          The Fund will take, as applicable, all action necessary and appropriate to terminate the advisory, distribution and all other agreements between it and Millennium and its affiliates, and all other agreements the scope of which are covered by the New Contracts, such terminations to be effective as of the Closing Date or on such later date or dates as mutually agreed to by the parties.

     5.3  Operations of the Fund.
          ----------------------
          The Fund agrees during the period from the date of this Plan of Succession through the Closing Date, and subject to its fiduciary duties, to conduct its business in the ordinary course and in a manner substantially consistent with past practices.

     5.4  Covenants with Respect to Publicity.
          -----------------------------------
          The Fund and CQFA agree that all public announcements prior to the Closing Date shall only be made after each party has submitted, reasonably in advance, the text of such announcement to the other party at the address set forth hereinafter and each party has had a reasonable opportunity to comment thereon and has consented to the release of such public announcement (which consent shall not be unreasonably withheld); provided, however, that any party may make such disclosures as are required by law after making reasonable efforts under the circumstances to consult in advance with the other party.

     5.5 Covenants with Respect to Requisite Approvals; Filing of Supplements and Post Effective Amendments; Effectiveness of the New Contracts; and Consummation of the Transactions.
          ----------------------------------------------------------------------
          The Fund and CQFA covenant and agree that each will take any and all actions necessary and appropriate to ensure that the Requisite Approvals are timely obtained, supplements to the Fund's Prospectus and SAI are timely filed, Post-Effective Amendments to the Fund's Registration Statement are timely filed, each of the New Contracts are duly executed and delivered by the parties thereto and are in full force and effect in accordance with their respective terms as of the Closing Date, and all of the Transactions are consummated on or prior to the Closing Date. CQFA covenants and agrees to pay for certain expenses with respect to these matters as provided for in the Asset Purchase Agreement.

6.   CONDITIONS PRECEDENT TO CLOSING

     Consummation by the parties to the Transactions are subject to the fulfillment of the following conditions on or before the Closing Date.

     6.1  Requisite Approvals.
          -------------------
          All Requisite Approvals shall have been obtained and closing shall have occurred under the Asset Purchase Agreement.

     6.2  Execution and Delivery of the Service Contracts.
          -----------------------------------------------
          The Fund shall have delivered to CQFA executed copies of the New Contracts, and the Fund shall have taken such other steps to as is appropriate to permit CQFA's to assume its duties hereunder.

7.   CONDITIONS PRECEDENT TO OBLIGATION OF THE FUND

     The obligation of the Fund to consummate the Transactions shall be subject, at its election, to the satisfaction of the following conditions on or before the Closing Date:

     7.1  No  Breach  of  Covenants:   True  and  Correct   Representations  and
          Warranties.
          ----------------------------------------------------------------------
          There shall have been no material breach by CQFA in the performance of any of its covenants herein to be performed by it in whole or in part prior to the Closing and the representations and warranties of CQFA contained in this Plan of Succession shall be true and correct in all material respects as of the Closing, except for representations or warranties that are made by their terms as of a specified date, which shall be true and correct in all material respects as of the specified date. The Fund shall receive at the Closing a certificate dated and validly executed on behalf of CQFA by an executive officer certifying, in such detail as the Fund may reasonably require, the fulfillment of the foregoing conditions, and restating and reconfirming as of the Closing, all of the representations AND WARRANTIES OF CQFA CONTAINED IN THIS PLAN OF SUCCESSION.

     7.2  No Legal Obstruction.
          --------------------
          No injunction, restraining order, or order of any nature shall have been issued by or be pending before any court of competent jurisdiction or any governmental authority challenging the validity or legality of the Transactions or restraining or prohibiting the consummation of the Transactions.

8.   CONDITIONS PRECEDENT TO OBLIGATION OF CQFA

     The obligation of CQFA to complete the Transactions shall be subject, at its election, to the satisfaction of the following conditions on or before the Closing Date:

     8.1  Execution and Delivery of New Contracts.
          ---------------------------------------
          The Fund shall have delivered to CQFA executed copies of each of the New Contracts.

     8.2  Election of New Directors.
          -------------------------
          The Fund shall have delivered a certified copy of a resolution of the Board of Directors and the shareholders of the Fund (if any as of February 28, 2002) certified by the secretary thereof as having been duly and validly adopted and in full force and effect electing new directors (the names and backgrounds of which are set forth on Schedule 8.2).

     8.3  No  Breach  of  Covenants:   True  and  Correct   Representations  and
          Warranties.
          ----------------------------------------------------------------------
          There shall have been no material breach by the Fund in the performance of any of its covenants herein to be performed by it in whole or in part prior to the Closing, and the representations and warranties of the Fund contained in this Plan of Succession shall be true and correct in all material respects as of the Closing, except for representations or warranties that are made by their terms as of a specified date, which shall be true and correct in all material respects as of the specified date. CQFA shall receive at the Closing, a certificate dated and validly executed on behalf of the Fund by an executive officer certifying, in such detail as CQFA may reasonably require, the fulfillment of the foregoing conditions, and restating and reconfirming as of the Closing, all of the representations and warranties of the Fund contained in this Plan of Succession.

         8.4      No Legal Obstruction.
                  --------------------
                  No injunction, restraining order or order of any nature shall have been issued by or be pending before any court of competent jurisdiction or any governmental authority challenging the validity or legality of the Transactions or restraining or prohibiting the consummation of the Transactions.

9.   BROKERAGE FEES AND EXPENSES

     The Fund represents and warrants to CQFA that it has no obligation to pay any broker's or finder's fees in connection with the Transactions. CQFA represents and warrants to the Fund that it has no obligation to pay any broker's or finder's fees in connection with the Transactions except as reflected in the Asset Purchase Agreement.

10.  SURVIVAL OF WARRANTIES

     The representations and warranties contained in this Plan of Succession or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the Transactions.

11.  TERMINATION

     This Plan of Succession will terminate automatically if all Requisite Approvals are not obtained by March 31, 2002, and all other conditions to Closing are not then satisfied. Such termination shall be without liability of one party to the other, except as provided below. This Plan of Succession may be terminated prior to the Closing Date by the written consent of the parties hereto or by any party if the other party is in material breach of any representation, warranty, covenant, or agreement set forth in the Plan of Succession and such breach is not cured within 10 days of receipt of notice identifying such breach. Any such termination shall be without prejudice to the non-breaching parties' rights to seek damages for such breach.

12.  NOTICES

     All notices, requests, demands, and other communications required or permitted hereunder shall be deemed given upon delivery to the parties at the following addresses:

     To The Fund                         To CQFA
     -----------                         -------

     Mr. G. Michael Mara                 Mr. David D. Jones
     The Penn Street Funds, Inc.         Citco-Quaker Fund Advisors, Inc.
     30 Great Valley Parkway             1288 Valley Forge Road, Suite 88
     Malvern, PA  19482                  Valley Forge, PA  19482

     or to any other address that a party to this Agreement shall have last designated by notice given in accordance with this Section.

13.  ENTIRE AGREEMENT; MODIFICATION

     This Plan of Succession, together with its Exhibits and Schedules and the Asset Purchase Agreement, contains the entire agreement and understanding of the parties and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the Transactions. This Plan of Succession shall not be modified, supplemented, changed, or amended except by an instrument in writing signed by, or on behalf of, all parties to this Plan of Succession and making specific reference to this Plan of Succession.

14.  LAW TO GOVERN

     This Plan of Succession shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts entered into and to be performed solely in the Commonwealth of Pennsylvania, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act or the rules, orders, or regulations of such governmental agencies having authority with respect to such Acts.

15.  ASSIGNMENT; SUCCESSORS

     No party shall delegate its obligations hereunder without the prior written consent of all parties, which consent may be withheld at the sole discretion of the granting party. This Plan of Succession shall bind and inure to the benefit of the parties hereto and their legal representatives and respective successors and permitted assigns.

16.  WAIVER

     No waiver by any party to this Plan of Succession of its rights under any provisions of this Plan of Succession shall be effective unless it shall be made in writing. No failure by any party to this Plan of Succession to take any action with regard to any breach of this Plan of Succession or default by the other party to this Plan of Succession shall constitute a waiver of such party's right to enforce any provision of this Plan of Succession or to take action with regard to the breach or default or any subsequent breach or default by the other party.

17.  FURTHER ASSURANCES

     Each party shall cooperate and take such actions as may be reasonably requested by the other parties hereto in order to carry out the provisions and purposes of this Plan of Succession and to complete the Transactions.

18.  COUNTERPARTS

     This Plan of Succession may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Once each party to this Plan of Succession has executed a copy of this Plan of Succession, this Plan of Succession shall be considered fully executed and effective, notwithstanding that all parties have not executed the same copy.

19.  SEVERABILITY

     In the event that any one or more of the provisions contained in this Plan of Succession, or the application thereof in any circumstances, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

20.  PARAGRAPH HEADINGS

     The paragraph headings in this Plan of Succession are for convenience of reference only and shall not be deemed to alter or affect any provision of this Plan of Succession.

21.  THIRD PARTIES

     Nothing in this Plan of Succession, whether express or implied, is intended to confer any rights or remedies under or by reason of this Plan of Succession on any persons, other than the parties hereto and their respective legal representatives, successors, or permitted assigns, nor is anything in this Plan of Succession intended to relieve or discharge the obligation or liability of any third persons to any party to this Plan of Succession, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Plan of Succession.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Plan of Succession to be executed by its duly authorized officer and its seal to be affixed thereto and attested to by its Secretary or Assistant Secretary.

PENN STREET FUNDS, INC.               CITCO-QUAKER FUND ADVISORS, INC.


----------------------------          ---------------------------
By: G. Michael Mara                   By: David D. Jones
Its: President                        Its: President and Chief Executive Officer

ATTEST                                ATTEST


-----------------------------         -------------------------------
By:  _________________________        By: Jeffry H. King, Sr.
Secretary                                 Secretary

                                    EXHIBIT B

                  FORM OF MASTER INVESTMENT ADVISORY AGREEMENT


                           THE PENN STREET FUND, INC.
                   AGREEMENT FOR INVESTMENT ADVISORY SERVICES

     THIS AGREEMENT is made as of this 1st day of April 1, 2002, between The Penn Street Fund, Inc. (the "Company") and Citco-Quaker Fund Advisors, Inc., a Delaware corporation (the "Adviser").

                                    RECITALS

     WHEREAS, the Company is organized under the laws of the state of Maryland as a corporation and operates and is registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Company is authorized by its Articles of Incorporation and by-laws to issue separate Portfolios of shares representing interests in separate investment portfolios (the "Portfolios"), and

     WHEREAS, The Company has authorized the issuance of shares of beneficial interest ("Shares") in the Portfolios which are identified on Schedule A attached hereto and incorporated herein, which Schedule A may be amended from time to time by mutual agreement of the Company and Adviser (the "Portfolios"), and;

     WHEREAS,   Adviser  is  registered  as  an  investment  adviser  under  the
Investment Advisers Act of 1940, as amended (the "Advisers Act") and engages in the business of asset management; and

     WHEREAS, the Company desires to retain Adviser to furnish investment advisory services to the Portfolios, and such other Portfolios as may be added from time to time by mutual agreement of the parties, pursuant to the terms and conditions of this Agreement, and Adviser is willing to so furnish such services;

     NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.   Appointment
     -----------

     The Company hereby appoints Adviser to act as investment adviser to the Portfolios for the periods and pursuant to the terms and conditions as set forth in this Agreement. Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.   Delivery of Documents
     ---------------------

     The Company has furnished Adviser with properly certified or authenticated copies of each of the following:

     a. The Company's Articles of Incorporation as filed with the State of Maryland;

     b.   The Company's By-Laws;

     c. Resolutions of the Company's Board of Directors authorizing the appointment of Adviser and approving this Agreement;

     d. The Company's most current Registration Statement on form N-1A promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act");

     e.   The  Company's   current   Prospectus   and  Statement  of  Additional
          Information (together called the "Prospectus")

          The Company will furnish Adviser from time to time with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities.

3.   Management
     ----------

     Subject to the general supervision of the Company's Board of Directors (the "Board"), Adviser will be responsible for providing a continuous investment program for the Portfolios, including investment research and management with respect to all securities, investments, cash and cash equivalents held by the Portfolios.

     Adviser may, with the prior written consent of the Board and the approval of the appropriate Company shareholders, as required, employ persons or entities to serve as sub-advisers to one or more Portfolios. The Adviser and/or such sub-advisers, if any, may, in their sole discretion, determine from time to time what securities and other investments will be purchased, retained or sold by the Portfolios. The investment activities of such sub-advisers, if any, as such services relate to the Portfolios, will at all times be subject to the general supervision and control of Adviser. Adviser will provide, through its own efforts itself and/or through the medium of its previously approved sub-adviser(s), the services under this Agreement in accordance with each Portfolio's investment objectives, policies and restrictions as such are set forth in the Prospectus from time to time. Adviser further agrees that it:

     (a) Will conform its activities to all applicable Rules and Regulations of the SEC and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

     (b) Will monitor the investment activities of any sub-adviser which it employs to insure that such sub-adviser conducts its activities with respect to the applicable Portfolio(s) in accordance with the Prospectus and any and all federal and/or state laws and regulations relating to the applicable Portfolio(s);

     (c) Will place orders, or monitor the placement of orders by sub-advisers, pursuant to good faith investment determinations for the Portfolios either directly with the respective issuers or with appropriate brokers and dealers. In placing orders with brokers or dealers, the Advisor, or sub-adviser(s) under the supervision of Adviser, will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when Adviser, or Adviser's duly authorized sub-adviser(s), believes two or more brokers or dealers are comparable in price and execution, Adviser, or Adviser's duly authorized sub-adviser(s), may prefer: (I) brokers and dealers who provide the Portfolio(s) with research advice and other services, or who recommend or sell Company shares, and (II) brokers who are affiliated with the Company, Adviser or sub-adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Adviser or any sub-adviser in principal transactions;

     (d) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Company.

4.   Services not Exclusive
     ----------------------

     The services to be furnished by Adviser hereunder are not to be considered exclusive, and Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the prior written consent of the Board, Adviser will not serve as an investment advisor to any other investment company having a similar investment objective to that of the Company.

5.   Books and Records
     -----------------

     In compliance with Rule 31a-3 promulgated under the 1940 Act, Adviser hereby agrees that all records which it maintains for the benefit of the Company are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 the records required to be maintained by it pursuant to such Rule that are not maintained by others on behalf of the Company.

6.   Expenses
     --------

     During the term of this Agreement, Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Company other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Portfolios.

7.   Compensation
     ------------

     The Company will pay Adviser, and Adviser will accept as full compensation for its services rendered hereunder, the investment advisory fees for each Portfolio as set forth on Schedule B attached hereto and incorporated herein, which Schedule B may be amended from time to time by mutual agreement of the Company, Adviser and shareholders as applicable. All fees payable to Adviser pursuant to this Agreement shall be computed at the end of each month and payable within five (5) business days thereafter, and shall be computed as an annual rate as a percentage of the average daily net assets of the applicable Portfolio. All parties to this Agreement do hereby expressly authorize and instruct the Company's Administrator, Declaration Service Company or its successor, to provide, in accordance with the fees set forth on Schedule B, a calculation each month of the gross amounts due Adviser for each Portfolio and to remit such fee payments hereunder promptly to Adviser.

8.   Limitation of Liability
     -----------------------

     Adviser shall not be liable for any error of judgment, mistake of law or for any other loss suffered by the Company or any Portfolio in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on Adviser's part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.   Duration and Termination
     ------------------------

     This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect until March 31, 2004. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

     (a) By the affirmative vote of a majority of those members of the Board who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

     (b) By affirmative vote of either a majority of the entire Board or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Company.

     Notwithstanding the foregoing, this Agreement may be terminated by the Company or by Adviser at any time upon sixty (60) days written notice, without payment of any penalty; provided, however that termination by the Company must be authorized by majority vote of the Board or by vote of a majority of the outstanding voting securities of the Company. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
Act).

10.  Amendment of this Agreement
     ---------------------------

     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11.  Miscellaneous
     -------------

     The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.  Counterparts
     ------------

     This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.  Governing Law
     -------------

     This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

14.  Notices
     -------

     Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Company:                      If to the Adviser:
------------------                      ------------------

The Penn Street Fund, Inc.              Citco-Quaker Fund Advisors, Inc.
30 Valley Stream Parkway                1288 Valley Forge Road, Suite 88
Malvern, PA  19482                      Valley Forge, PA  19482
G. Michael Mara                         David D. Jones
President                               President

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Attest:                                 THE PENN STREET FUND, INC.


By: _______________________             By: _______________________________
Name:  ____________________             G. Michael Mara
Title: ____________________             Title: President


Attest:                                 CITCO-QUAKER FUND ADVISORS, INC.


By: ________________________            By: _______________________________
Name: ______________________            David D. Jones
Title:  ____________________            Title:  President

                                   Schedule A

                           The Penn Street Fund, Inc.
                            Portfolios of the Company

The following Portfolios and Classes of Shares are offered by the Company and subject to this Agreement:

----------------------------------------------------------------------------------------------------------
                                                              Class A      Class B    Class C      No-Load
Name of Portfolio                                             Shares       Shares     Shares       Shares
----------------------------------------------------------------------------------------------------------
The McGlinn Balanced Portfolio                                                                        X
----------------------------------------------------------------------------------------------------------
The Walnut Asset Management Equity Portfolio                                                          X
----------------------------------------------------------------------------------------------------------
The Cumberland Taxable Income Portfolio                                                               X
----------------------------------------------------------------------------------------------------------
The Baldwin Large-Cap Growth Portfolio                                                                X
----------------------------------------------------------------------------------------------------------
The Penn Street Advisors Sector Rotational Portfolio                                                  X
----------------------------------------------------------------------------------------------------------
                                                                                                      X
----------------------------------------------------------------------------------------------------------
                                                                                                      X
----------------------------------------------------------------------------------------------------------
                                                                                                      X
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                                   Schedule B

                            Quaker Investment Company
                              Compensation Schedule

--------------------------------------------------------------------------------
                                                  Annual Fee Rate, as percentage
Name of Portfolio                                 of average daily net assets
--------------------------------------------------------------------------------
The McGlinn Balanced Portfolio                                1.00%
--------------------------------------------------------------------------------
The Walnut Asset Management Equity Portfolio                  1.00%
--------------------------------------------------------------------------------
The Cumberland Taxable Income Portfolio                       1.00%
--------------------------------------------------------------------------------
The Baldwin Large-Cap Growth Portfolio                        1.00%
--------------------------------------------------------------------------------
The Penn Street Advisors Sector Rotational Portfolio          1.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BALLOT
--------------------------------------------------------------------------------
                           THE PENN STREET FUND, INC.

PROPOSAL # 1.  ELECT THE FOLLOWING PERSONS AS DIRECTORS OF THE PENN STREET FUND,
               INC.

(1)  Jeffry H. King, Sr.   (2)  David D. Jones         (3)  G. Michael Mara
(4)  Vincent P. Small      (5)  James R. Brinton       (6)  C. Garrett Williams
(7)  Richard W. Stevens

FOR ALL                    FOR ALL EXCEPT                  WITHHOLD ALL
/  /                       /  /                            /  /

--------------------------------------------------------------------------------
To withhold authority to vote on any individual nominee(s), please print the number(s)of the nominee(s) on the line above.

PROPOSAL # 2.  APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH CITCO-QUAKER UND
               ADVISOERS, INC. TO SERVE AS INVESTMENT ADVISER TO EACH PORTFOLIO.

McGlinn Balanced  Portfolio Shareholders Only:
---------------------------------------------
For             Against         Abstain
/  /            /  /            /  /

Walnut Asset Management Equity Portfolio Shareholders Only:
----------------------------------------------------------
For             Against         Abstain
/  /            /  /            /  /

Cumberland Taxable Income Portfolio Shareholders Only:
-----------------------------------------------------
For             Against         Abstain
/  /            /  /            /  /

Baldwin Large-Cap Growth Portfolio Shareholders Only:
----------------------------------------------------
For             Against         Abstain
/  /            /  /            /  /

Penn Street Advisors Sector Rotational Portfolio Shareholders Only:
------------------------------------------------------------------
For             Against         Abstain
/  /            /  /            /  /

Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
--------------------------------------------------------------------------------
Signature                                                         Date

X
--------------------------------------------------------------------------------
Signature                                                         Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark -- For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

                   THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with the Fund. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Paul Giorgio, Joseph C. Cascarelli and Joseph Carlin, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held April 1, 2002, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. Your shares will be voted in accordance with your designations on this proxy. If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy. THE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS WHICH RECOMMENDS A VOTE "FOR" ALL MATTERS.